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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 8, 1999


                                INFOAMERICA, INC.
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               (Exact Name of Registrant as Specified in Charter)


           Colorado                     0-13338                 84-0853869
 (State or Other Jurisdiction        (Commission              (IRS Employer
       of Incorporation)              File No.)            Identification No.)



        2600 Canton Court, Suite G, Fort Collins, Colorado             80525
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's telephone number, including area code (970) 221-5599


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.           CHANGE IN CONTROL OF THE REGISTRANT.

         On June 8, 1999, the transactions contemplated by the Merger Agreement and Plan of Reorganization (the "Merger Agreement") among the registrant, RWC Communications, Inc., a California corporation, ("RWC"), D&K Communications, Inc., a California corporation, ("D&K") and DL Hawk Communications, Inc., a California corporation, ("DL", together with RWC and D&K, the "Acquiree Corporations"); Richard W. Clark ("Clark") and Richard Lubic ("Lubic" and together with Clark, the "Sellers"); and Paul Knight and Larry Salmen (collectively, the "Buyers"), were consummated. The Merger Agreement is being filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the press release of the registrant in connection therewith dated June 7, 1999 is also being filed as Exhibit 99.1 this Current Report on Form 8-K and is also incorporated herein by reference.

         Clark and Lubic are the owners of all of the issued and outstanding common stock of RWC, D&K and DL. RWC, D&K and DL constitute and operate DDD Cablevision, Ltd., a California partnership, which operates a cable television system in Tehachapi, California. In preparation for the transactions contemplated in the Merger Agreement, the registrant established three separate California corporations, each of which is a wholly owned subsidiary and known as "IFOA-RWC, Inc.", "IFOA-D&K, Inc." and "IFOA-DL, Inc." (collectively referred to as the "Merger Subsidiaries").

         Pursuant to the Merger Agreement, on June 8, 1999, among other things,
(a) RWC merged with and into IFOA-RWC, Inc., (b) D&K merged with and into IFOA-D&K, Inc., (c) DL merged with and into IFOA-DL, Inc. (collectively, the "Merger Transactions"), and (d) as a result of the Merger Transactions, the registrant, through the Merger Subsidiaries, acquired ownership and control of the Acquiree Corporations and in exchange therefore, the registrant issued to the Sellers an aggregate of 13,834,000 unregistered "restricted" shares (the "Acquiror Shares") of the registrant's common stock, par value $.025 per share (the "Common Stock"). The Acquiror Shares issued by the registrant and acquired by the Sellers represent approximately 53.2% of the registrant's total issued and outstanding Common Stock and accordingly such acquisition may be deemed to be a change in control of the registrant. The Sellers agreed that they will hold such Acquiror Shares for investment purposes and not for public distribution unless and until the Acquiror Shares are registered under the Securities Act of 1933 (the "Securities Act") or until the restrictions under Rule 144 of the Securities Act have lapsed.

         At the closing of the transactions contemplated in the Merger Agreement (the "Closing"), Paul Knight, Larry Salmen and all other members of the board of directors of the registrant resigned and in their place the Company's newly constituted board of directors appointed Clark as Chairman, Lubic as President and a director, to fill the vacancies created by such resignations and has also appointed Michael Risman, Milton Miller and Matthew Paul Lasky as directors.

         Contemporaneously with the Closing, the registrant's newly constituted board of directors approved the issuance to certain shareholders of the registrant (the "Restricted Shareholders")

                                       -2-

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shares of the registrant's Common Stock (the "Restricted Shares") as payment for financial consulting and other services rendered or to be rendered in connection with the transactions contemplated in the Merger Agreement. The Restricted Shareholders, in consideration for their receipt of the Restricted Shares, entered into a Voting and Shareholders Agreement (the "Shareholders Agreement") whereby each of the Restricted Shareholders, simultaneously with the execution and delivery of the Shareholders Agreement transferred one-third (1/3) of their respective Restricted Shares to a Voting Trust (the "Voting Trust") in favor of Clark as voting trustee ("Trustee"), to be held by Clark pursuant to the terms of a Voting Trust Agreement (the "Voting Trust Agreement"). The description of the terms of the Shareholders Agreement contained in this report does not purport to be complete and is qualified in its entirety by reference to the Shareholders Agreement, which was filed as an exhibit to the Schedule 13D being filed by the Sellers with the Securities and Exchange Commission (the "Schedule 13D").

         The terms of the Shareholders Agreement provide that the Restricted Shares transferred to the Voting Trust by the Restricted Shareholders may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of until the first to occur of: (i) two (2) years from the closing of the Merger Transactions and the other transactions contemplated by the Agreement and Plan of Reorganization; or (ii) both of the following: (a) the registrant through the efforts of the Restricted Shareholders has raised not less than $3,000,000 of gross proceeds by means of financings of debt or equity securities or a combination thereof within the two year period from the date of the closing of the Merger Transactions and the other transactions contemplated by the Merger Agreement; and (ii) the closing bid price of the Common Stock in the NASDAQ SmallCap market (or such other market on which the registrant's Common Stock is regularly traded) for the fifteen (15) consecutive trading days prior to the date of a proposed "prohibited transfer" has equaled or exceeded $3.00 per share (on a contemplated post closing one for two share reverse-split basis).

         Concurrently with the execution and delivery of the Shareholders Agreement, the Restricted Shareholders, Clark and the Company entered into the Voting Trust Agreement. Under the terms of the Voting Trust Agreement, the Restricted Shareholders deposited with the Trustee certificates representing the Restricted Shares. The Trustee is holding the Restricted Shares subject to the terms of the Voting Trust Agreement and the Shareholders Agreement and thereupon issued and delivered to the Restricted Shareholders a certificate for the Restricted Shares so deposited. Except as otherwise expressly provided in the Voting Trust Agreement, the Trustee is entitled to exercise all powers under the Voting Trust Agreement in his sole and absolute discretion; which powers include the following: until (i) the surrender of the Voting Trust Certificates for cancellation, and (ii) the actual delivery to the holders of the voting trust certificate or certificates representing Shares of the Company's Common Stock in exchange therefor, the Trustee shall possess and be entitled, in the Trustee's sole discretion, to exercise, in person or by his nominees or proxies, all the rights and powers of an absolute owner of the Restricted Shares, including, without limitation, the right to receive dividends on the Restricted Shares and the right to vote, consent in writing or otherwise act with respect to any corporate or shareholder's resolution or action to the fullest extent permitted by applicable law. The registrant

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is not a party to the Voting Trust Agreement, and the description of the terms of the Voting Trust Agreement contained in this report does not purport to be complete and is qualified in its entirety by reference to the Voting Trust Agreement, which was filed as an exhibit to the Schedule 13D.

         After giving effect to the exchange of shares of the Acquiree Corporations for shares of the registrant's Common Stock, Clark is the direct owner of 11,067,200 shares of Common Stock and Lubic is the direct owner of 2,766,800 shares of Common Stock. Pursuant to Rule 13d-5 under the Exchange Act, Clark and Lubic may each be considered to be the beneficial owner of 13,384,000 shares of Common Stock.

ITEM 2.           ACQUISITION OF DISPOSITION OF ASSETS.

         Prior to the Closing, the registrant formed a wholly-owned subsidiary named InfoAmerica/USA, Inc. (the "Subsidiary") and all of the assets of the registrant were transferred to the Subsidiary and all liabilities of the registrant were assumed by the Subsidiary. At the Closing, the Buyers contemporaneously entered into an agreement with the registrant (the "Spin-Off Agreement") whereby the Buyers (i) acquired all the issued and outstanding shares of the Subsidiary and (ii) agreed to indemnify the registrant for any and all liabilities of the registrant prior to the Closing and for any and all liabilities of the Subsidiary, other than obligations of the registrant to Knight and Salmen as employees of the registrant which were released as part of the consideration for their acquisition of the Subsidiary.

         In accordance with the terms of the Spin-Off Agreement, all employment, stock option and other compensation or other employee benefit agreements of or relating to the registrant were terminated on or before the Closing with no future obligation with respect thereto to any present employee, officer, director or shareholder of the registrant.

FORWARD-LOOKING INFORMATION

         This Report contains forward-looking statements, which are generally identified by words such as "may," "should," "seeks," "believes," "expects," "intends," "estimates," "projects," "strategy" and similar expressions or the negative of those words. Those statements may appear in a number of places in this Report and include statements regarding the intent, belief, expectation, strategies or projections of the registrant and its management at that time. Forward- looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results to differ materially from those projected, expressed or implied in the forward-looking statements. These risks and uncertainties, many of which are not within the registrant's control, include, but are not limited to, the uncertainty of potential manufacturing difficulties, the dependence on key personnel, the possible impact of competitive products and pricing, the registrant's continued ability to finance its operations, general economic conditions and the achievement and maintenance of profitable operations and positive cash flow. Forward-looking statements speak only as of the date made, and neither the registrant nor its management undertakes any obligation to update or revise any forward-looking statements. It is

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likely that if one or more of the risks and uncertainties materializes, the current expectations of the registrant and its management will not be recognized.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.


 Exhibit
   No.                                       Description
 -------

Exhibit 2.1 Merger Agreement and Plan of Reorganization dated June 8, 1999, among InfoAmerica, Inc.; RWC Communications, Inc., D&K Communications, Inc. and DL Hawk Communications, Inc., Richard W. Clark, Richard Lubic; and Paul Knight and Larry Salmen. 1

Exhibit 99.1        Press Release of InfoAmerica, Inc. dated June 7, 1999. 2

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                             1.   Filed as Exhibit 2.1 to this Current Report on
                                  Form 8-K of InfoAmerica, Inc., and
                                  incorporated herein by reference.

                             2. Filed as Exhibit 99.1 to this Current Report on Form 8-K of InfoAmerica, Inc., and incorporated herein by reference.

                                       -5-

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                                   SIGNATURES

               Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 1999

                                                      INFOAMERICA, INC.


                                                      By:  /s/ Richard Lubic
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                                                         Name: Richard Lubic
                                                         Title: President

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